• • • • • • • • •

• • • • • • • • •

• •

• • • • • • •

Capture Conveyance Storage Treatment Advancing quality of life through sustainable solutions to water management challenges. Precipitation River

• • • • • • 11

Advancing quality of life through sustainable solutions to water management challenges.

• •

• • • • • • • •

• • • •

• • • • • • • •

• • • • • • • • • •

• • • FY18 FY19 FY20 FY21 FY18 FY19 FY20 FY21

• • • •

• • • • • • •

• • •

• • •

• • •

• • • •

• • • • •

• •

• • •

• • •

• • • • • • • • •

Sales, Distribution and Logistics Capabilities to serve the Water Works industry

Market Share Model Accelerates Conversion • • • • • • • • • •

• • •

• • • • • •

• • • • • • • • •

• • • • • • •

• • • • • •

• • • • • • • • • • • •

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• • • • • • • • •

• • • • • • • • • •

• • • • • • • • •

• • • • • • •



• • • • • → • • • • • • • • • •

• • • •

• • • •

• • • • • •

• • • • • • • • • • • • • •

• •

• • • • • • • • • • • •

• • • • • • • • • • •

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▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

• • • • • • • • • • • • •

131

• • • • • • • •

• • • • • • •

• • Site after Installation

• • • • • • • • •

ADS™

Investor Day 2022

March 10, 2022



Forward Looking Statements and Non-GAAP Financial Metrics

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding the Company's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "confident" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including the adverse impact on the U.S. and global economy of the COVID-19 global pandemic, and the impact of COVID-19 in the near, medium and long-term on our business, results of operations, financial position, liquidity or cash flows, and other limitation factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials, and our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions and similar transactions, including Infiltrator Water Technologies; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; fluctuations in our effective tax rate, including from the Tax Cuts and Jobs Act of 2017; our ability to meet future capital requirements and fund our liquidity needs; and other risks and uncertainties described in the Company's filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Agenda

Topic	Presenters
Introduction and Overview	Scott Barbour
Sustainable at our Core	Brian King
Infiltrator Water Technologies	Roy Moore, Carl Thompson and Ron Brochu
Agriculture Case Study	Scott Barbour
Achieving the Full Potential	Michael Huebert
Enabling Growth through Operational Excellence	Darin Harvey and Pat Coyle
Financial Overview	Scott Cottrill

To protect and manage water, the world's most precious resource, safeguarding our environment and communities.

Focused on Delivering Value

A Unique Investment Opportunity with Multiple Value Creation Levers

- Effective Capital Deployment
- Delivering Consistent Performance
- Driven by Water & Sustainability
- Material Conversion Strategy

Key Investor Day Themes

Material Conversion Strategy

- Consistent track record of generating above-market growth
- Material conversion accelerated by proven market share model combined with better performing products that are safer to install, environmentally friendly and cost effective

Driven by Water & Sustainability

- Pure play water company with leadership position in the stormwater and onsite septic wastewater management industries
- Second largest plastic recycler in North America, reclaiming 510 million pounds of plastic in FY21

Delivering Consistent Performance

- Revenue and Adj. EBITDA CAGR of 14.2% and 39.2%, respectively, from FY18 to FY21
- Exceeded 3-year targets for organic sales growth, Adj. EBITDA margin and FCF conversion set at our last investor day in 2018

Effective Capital Deployment

- Doubled CapEx commitments in FY22 to between $130 million and $150 million, focused on capacity expansion to support organic growth
- Since FY18, distributed $482M to shareholders through share repurchases and dividends
- Executed $1.1B on strategic M&A opportunities (Infiltrator, Jet Polymer)

Material Conversion Strategy

Material Conversion Strategy

- Consistent track record of generating above-market growth
- Material conversion accelerated by proven market share model combined with better performing products that are safer to install, environmentally friendly and cost effective

Stormwater Market


130
120
110
100
90
FY18
FY19
FY20
FY21
Stormwater Sales
Market

Onsite Septic Market


170
150
130
110
90
FY18
FY19
FY20
FY21
Onsite Septic Sales
Market

ADS & Infiltrator Products Outperform Traditional Materials

Installs 2x-3x Faster

- Reduced labor and equipment due to lighter weight and longer length

20%+ Less Installed Cost

- Fewer deliveries per project
- Safer to handle

Resilient

- Resistant to chemicals and abrasion
- Performs in all situations

Superior Performance

- High quality ensured by national standards
- Fewer, higher quality joints

ADS

Onsite septic sales include Infiltrator Water Technologies results in the periods presented. Infiltrator Water Technologies results were not included in the ADS' consolidated financial results until Infiltrator was acquired on July 31, 2019 (during FY20).

Driven by Water & Sustainability

Driven by Water & Sustainability

- Pure play water company with leadership position in the stormwater and onsite septic wastewater management industries
- Second largest plastic recycler in North America, reclaiming 510 million pounds of plastic in FY21

Water Market Opportunity

$6B
Stormwater Market

$1B
Onsite Septic Wastewater Market

Leaders in Recycling



510 Million lbs.
1 Billion lbs.
FY21
FY32 Target

//ADS

Driven by Water & Sustainability

Why is Stormwater an Issue?

- Increasing impervious surface coverage due to increased development and growing population
- Inadequate stormwater infrastructure in place
  - Flooding causes environmental damage, reduced quality of life and economic destruction
- Stormwater is a major source of water pollution in the US
- Climate Change
  - US precipitation is increasing at twice the global average
  - Extreme weather events are causing larger and more frequent floods



ROAD CLOSED BY FLOOD

//ADS

Innovative Water Management Solutions

Advancing quality of life through sustainable solutions to water management challenges.


Precipitation
River
Capture
Conveyance
Storage
Treatment

ADS

Driven by Water & Sustainability

Why is Onsite Septic Wastewater an Issue?

- Clean water is public health necessity
- Onsite septic wastewater systems are key in areas where centralized municipal wastewater system is not feasible
- Suburban and rural homebuilding outpacing municipal capabilities for centralized system development, increasing the use of onsite septic systems
  - One-third of new single-family homes utilize onsite septic systems
  - Septic systems have a typical life of 25 to 30 years
- Onsite septic wastewater systems are a natural, environmentally friendly solution



//ADS



1
2
Septic Tank
3
Leachfield
Onsite Septic Wastewater System
ADS

Innovative Water Management Solutions

Advancing quality of life through sustainable solutions to water management challenges.

1 **Conveyance**

Wastewater is fed through piping systems into an underground tank located outside of the home

2 **Primary Treatment**

Septic tank stores and treats solids while releasing clarified effluent into the leachfield

3 **Secondary Treatment**

Leachfield stores and allows infiltration of effluent into soil; naturally filtered and returned to local aquifer

Delivering Consistent Performance

Delivering Consistent Performance

- Revenue and Adj. EBITDA CAGR of 14.2% and 39.2%, respectively, from FY18 to FY21
- Exceeded 3-year targets for organic sales growth, Adj. EBITDA margin and FCF conversion set at our last investor day in 2018

Executed on 2018 Investor Day Commitments

Sales Growth

Target
+4 to +6% CAGR

CAGR 14.2%



$1,330
$1,983
FY18
FY21

ADS Legacy CAGR 7.7%

Adjusted EBITDA Margin

Target
18% to 19%

+1280 basis points



15.8%
28.6%
FY18
FY21

ADS Legacy 24.3%

Free Cash Flow Conversion

Target
>50% of Adj. EBITDA



45%
66%
FY18
FY21

Effective Capital Deployment

Effective Capital Deployment

- Doubled CapEx commitments in FY22 to between $130 million and $150 million, focused on capacity expansion to support organic growth
- Since FY18, distributed $482M to shareholders through share repurchases and dividends
- Executed $1.1B on strategic M&A opportunities (Infiltrator, Jet Polymer)
- Responsibly managed leverage through period and successfully de-levered following Infiltrator acquisition.

Organic Investments


$42
$43
$68
$79
$130 to
$150
FY18
FY19
FY20
FY21
FY22

Acquisitions

Infiltrator Water Technologies

July 2019

Leader in Onsite Septic Wastewater

Jet Polymer Recycling

December 2021

Largest supplier of recycled PP to IWT

Share Repurchases

- **$292M** executed in FY22
- **$1B** share repurchase authorization announced February 2022

Dividends

- **$190M** in dividends paid, including **$75M** special dividend June 2019
- 57% increase in quarterly dividend since FY18

//ADS

Alignment of Targets and Themes

Themes	Targets: Sales Growth	Targets: Margin Expansion	Targets: Free Cash Flow Generation
Effective Capital Deployment	✓	✓	✓
Delivering Consistent Performance	✓	✓	✓
Driven by Water & Sustainability	✓	✓	✓
Material Conversion Strategy	✓	✓	✓

Sustainable at our Core

Brian King

Executive Vice President, Product Management
and Marketing



Sustainable at our Core


1
ADS Our reason is water.™

Innovative Management of a Precious Resource


2

Industry Leading Recycling Solutions


3
REASON

Committed to Progress

FY21 Sustainability Highlights

Environmental

2nd Largest
Recycling company in North America

510+ million
Pounds of plastic recycled annually

6% decrease
In greenhouse gas emissions (sales weighted)

66% Pipe Revenue
Derived from remanufactured products

4% decrease
In energy intensity

Operational

33% decrease
In total recordable incident rate (TRIR) at focus plants

$4 million
Spent on environmental, health and safety related projects in FY21

21% decrease
In scrap rate

5% increase
In payload efficiency

9% decrease
In downtime rate

Social & Governance

$2 million
Inaugural funding for The ADS Foundation

50%
Of senior level hires were diverse

$450,000
Contributed to charitable organizations

THE RECYCLING PARTNERSHIP™

ESG BOD Subcommittee
Established in 2020


StormTech
CHAMBERS
N-12
DUAL WALL PIPE
HP Storm
DUAL WALL PIPE
ADS
WATER QUALITY
Nyloplast
DRAIN BASIN
Single Wall
PIPE
Nyloplast
DRAIN BASIN
Single Wall
PIPE
Quick4 Series
SEPTIC CHAMBER
N-12
DUAL WALL PIPE
HP Storm
DUAL WALL PIPE
Infiltrator
SEPTIC TANK
Improving Quality of Life

Creating a Circular Economy for **Plastics**

ADS products are designed to last for decades, **significantly extending the life of single use plastics.**

Not only does ADS create a solution for plastic waste, **using recycled plastic reduces our carbon impact by over 70%.**



Curbside &
Industrial
Recycling
Local Waste
Management
ADS
Recycling
ADS
Manufacturing
Use
Lower Carbon
Impact

ADS partners with local waste management companies to source recycled post-consumer plastics.

THE RECYCLING PARTNERSHIP

As a well-known industry partner, ADS also purchases recycled post-industrial plastics, and **ADS is a sought-out partner for end-of-life collaboration.**

We process 67% of the recycled plastics we consume in house, and source the remainder through other recycling partners. **ADS is the 2nd largest recycling company in North America.**

ADS

Differentiated Recycling Capabilities

Leaders in Material Science

- Vertically integrated recycling operations that process over 510 million pounds of plastic annually, making ADS the 2nd largest plastic recycler in North America
- Track record of refining raw material blending capabilities to increase recycled content in products, significantly reducing plastic landfill waste
- Recycled plastic is less expensive and historically less volatile in price compared to virgin material
- Initiatives in place to leverage material science and procurement capabilities at both ADS and Infiltrator.


Other
Recycled PP
5%
10%
30%
Virgin HDPE
ADS
Recycling
40%
15%
Recycled HDPE
Virgin PP

Committed to **Progress**

ADS FOUNDATION

Established in 2020

The Recycling Partnership
SOLVING FOR CIRCULARITY

SMART50
HYLANT

Operation Clean Sweep® | blue

THE OHIO STATE UNIVERSITY
SUSTAINABILITY INSTITUTE

Habitat for Humanity®

ADS | OFFICIAL SUSTAINABILITY PARTNER

Diversity, Equity and Inclusion at ADS

We value diverse perspectives because they lead to **better ideas.**

Better ideas	lead to	**Better processes.**
Better processes	lead to	**Better performance.**
Better performance	leads to	**More opportunities for all.**

Diversity, Equity and Inclusion

We foster DE&I by developing a diverse workforce at all levels of our organization and creating an inclusive workplace

Developing our **Workforce**	• Promoting and developing diverse talent • Investing in DE&I-driven professional development	**59%**	Of FY22 director hires and promotions were diverse candidates.
Creating an inclusive **Workplace**	• Centering DE&I education and training • Engaging employees to drive DE&I policy and programs	**320**	Hours spent on DE&I training in FY22.

Our commitment to DE&I extends beyond our four walls and into our engagement with our partners and community

Engaging with our **Partners**	• Building relationships with diverse suppliers and customers • Partnering with DE&I industry and professional associations	**$50M**	Of XBE sales in FY22, an increase of 50%
Supporting our **Community**	• DE&I purposed philanthropic support and engagement • Encouraging employee volunteerism efforts	**$500,000**	Philanthropic support for DE&I-focused causes over the last two years

Our DE&I ambitions are aligned with our strategic priorities and enabled by our leaders

ADS

Governance Highlights

- Established ESG Board Subcommittee
- Declassified Board of Directors
- Eliminated supermajority voting requirements for charter and bylaw changes
- Introduced majority vote standard for uncontested elections
- Financial services & distribution skills added with new director elections
- Independent Board Chairperson

5 of 12

Board Directors elected since 2018 Investor Day

5 years

Average Board Director tenure

5 of 12

Board Directors female or ethnically diverse

Furthering our Commitment Through 10-Year Goals


REASON

Recycling	• **1 billion pounds** of recycled material used annually by FY32
Environmental Impact Reduction	• **Science-Based Targets** in line with 1.5°C
Accountability	• Continued transparency in reporting annual progress towards goals • Implementation of supplier sustainability program
Social Purpose	• Continued good work through the ADS Foundation and community partnerships • Increase execution on Diversity, Equity & Inclusion
Operational Excellence	• **Reduce TRIR to 1.0** by FY32 • Commit to **Operation Clean Sweep** • Implement **closed-loop water recycling** at 100% of manufacturing locations
News	• **Keep lines of communication open and transparent** and share news of our progress



ADS™

Our reason is water.™

Infiltrator Overview

Scott Barbour

President and Chief Executive Officer



Infiltrator Water Technologies Acquisition

	RESULTS
SYNERGIES	**~$60M** Material Science, Procurement and Manufacturing ✓
PERFORMANCE	**Sales and profitability ahead of plan** ✓
INVESTMENT	**>$200M** ✓

Introduction & Strategy

Roy Moore
Executive Vice President, Infiltrator

Infiltrator Water Technologies at a Glance

Business Overview

- Leading designer and manufacturer of highly-engineered leachfields, tanks, and advanced decentralized treatment systems for onsite wastewater management
- Track record of consistent organic growth and margin expansion driven by operational excellence and market leadership
- State-of-the-art manufacturing processes with a high level of production automation providing high-quality, cost effective and innovative products to our customers.

Sales by Product Category (1)


Active Treatment
Tanks
Leachfield

Domestic Sales by End Market (1)


Commercial
Residential R&R
(Repair & Remodel)
Residential New
Construction

Net Sales (2)


CAGR 16%
FY18
FY19
FY20
FY21

Adj. EBITDA (2)


CAGR 26%
FY18
FY19
FY20
FY21

Footnotes:
1) Fiscal 2021 data. Onsite-septic includes Infiltrator products and onsite-septic chambers and excludes stormwater sold to ADS.
2) ADS acquired Infiltrator Water Technologies on July 31, 2019, during Fiscal Year 2020.

Infiltrator Water Technologies Growth Success

Market leadership in wastewater treatment through innovative products, market solutions and customer service

- Transforming the residential and commercial wastewater space through highly cost-effective and sustainable products
- Extending our track record of operational excellence built on world-leading machinery and automation that achieves significant manufacturing efficiencies
- Supporting housing and construction market trends that have led to roughly one-third of new single-family builds using decentralized, septic wastewater systems

Onsite Septic Wastewater **Solutions Overview**

Passive


1
2
Septic Tank
3
Leachfield

1 **Conveyance**

Wastewater is fed through piping systems into an underground tank located outside of the home

2 **Primary Treatment**

Septic tank stores and treats solids while releasing clarified effluent into the leachfield

3 **Secondary Treatment**

Leachfield stores and allows infiltration of effluent into soil; naturally filtered and returned to local aquifer

Active


4



4 **Active Treatment Systems**

Additional higher-level effluent treatment prior to dispersal

Driving Market Conversion with Infiltrator's Innovative Septic Leachfield and Tank Solutions

	INFILTRATOR LEACHFIELD CHAMBERS	INFILTRATOR SEPTIC TANKS
REDUCED INSTALLATION COST	**20%+** cheaper than traditional stone-and-pipe systems	**20%+** cheaper than traditional concrete tanks
IMPROVED TIME EFFICIENCY	**2X** faster installation • Smaller site footprint with easier cleanup	**2X** faster installation • No waiting for delivery – installer can bring lightweight tank to site
ENHANCED PERFORMANCE	• Increased soil contact area for improved infiltration	• Durable and watertight product

Our highly-engineered products deliver enhanced performance with reduced installation cost and time

Geographical Spread of Onsite Septic Use



~1/3

of new single-family homes built in the U.S. use onsite wastewater treatment systems

~54%

of Infiltrator onsite wastewater treatment system sales are in the southern crescent of the U.S.

Strong and durable market trends underpin the onsite septic market

Infiltrator Well Positioned For Growth
Benefits from Migration Shift


Top Inbound Migration States

Demand for single-family homes has increased due to **population migration from high density areas to suburban and rural areas**.

These migration trends are particularly evident **in states along the southern crescent of the U.S.**

Wastewater management systems in these areas are **often served by septic systems.**

Migration out of densely populated areas is further supporting demand for onsite septic systems

//ADS

Source: North American Moving Services; U.S. Census Bureau, American Housing Survey, 2019.

Strong Regulatory Presence


MONTANA
NEBRASKA
KANSAS
TEXAS
Dallas
Chicago
Toronto
Montreal
Ottawa
Quebec
MEXICO

50 States

Regulatory approval in every state, with nearly all states granting approval with a reduction in footprint vs. traditional systems.



Each Year

The Infiltrator regulatory team pursues over 50 key regulatory and legislative changes each year to open new markets and improve ease of product selection.



$250 Million

New EPA grant program in Infrastructure Investment and Jobs Act (IIJA) created to replace old, inadequate, or non-existent septic systems for low-income homeowners.

The public health, environmental, and economic benefits of onsite septic systems are recognized by the EPA

Growth & Innovation

Carl Thompson
Vice President, Infiltrator Sales and Delta Advanced

Strategic Growth Overview

- Continue executing septic system conversion strategy with key decision makers – contractors, designers, and local permitting authorities
- Maintain market leadership through innovation and delivering increasing value to our customers
- Expand the market for current and future products through regulatory and legislative efforts
- Proactively hire new talent to continuously improve existing technologies and create solutions targeting the active onsite treatment market

Execution of the Market Share Model

Approvals

- Regulatory and legislative approvals on products allowed to be used and specified.
- Working with local and state/provincial authorities to have products approved in a way that fully harnesses the power of our solutions.

Acceptance

- Sales team members are "in the trench pros" who demonstrate product installations.
- Showcasing improved jobsite efficiency drives conversion from traditional systems to Infiltrator products.

Coverage

- Driven by Infiltrator's highly specialized septic direct sales force and inside sales development teams.
- Building relationships and solving problems for septic system contractors, designers, and local permitting authorities.

Delivery

- Our contractor and designer focused sales force and distribution footprint coupled with our manufacturing delivers the right products at the right time to meet customer needs.

Go-to-Market Workforce and Strategy

- ~50 highly specialized direct and inside sales professionals build relationships with contractors, designers, and local permitting authorities.
- Our reach is extended by our network of over 1,500 distribution points across the U.S. and Canada.
- Infiltrator has become the preferred brand by installers, and in turn, our key distributors.



Sales By US Region
Eastern
Western
Southern Crescent
Central

HAJOCA SINCE 1858 | Winsupply | HEADWATER COMPANIES | FERGUSON | H.D. FOWLER COMPANY

Product Line **Evolution**



First Chamber



Quick 4 Chamber



EZflow Acquisition



Delta Acquisition



Compression Molded Tank

1986 | 2003 | 2004 | 2008 | 2009 | 2011 | 2018 | 2019 | 2022

StormTech



Rotomold Tank



Injection Molded Tank



Presby Acquisition



- We continue to innovate and expand our new products offerings that increase the strength and depth of our product portfolio, enabling us to better support the installation of 370K septic systems annually
- We have innovated 9 generations of chambers and 3 generations of tanks, and will leverage that same innovative process to continually improve our active treatments offering
- Constant innovation across every product line allows us to adapt and stay ahead of the competition

//ADS

Innovation Focus - Chambers

Innovation through 9 Generations of Chambers

- Infiltrator has consistently innovated new chamber designs. Each generation of chamber:
  - Provides additional value to the septic contractor including faster installation and improved functionality - making it even easier for contractors to select an Infiltrator chamber
  - Improves manufacturing cycle times and lowers cost



Increasing market penetration through innovative products

Innovation Focus - Tanks

Innovation through 3 Generations of Tanks

- Improved shipping efficiency, ease of storage, and assembly for distributors
- Increased strength to improve performance in difficult soil and site conditions, opening additional market opportunities and facilitating conversion of traditional septic tanks
- Significant reduction in manufacturing cycle time resulting in increase in overall machine capacity and lower cost to produce
- Highly transferable technology to adjacent products and markets







Innovative tank development that supports passive & active systems

Innovation Focus – Active Treatment

Active treatment systems represent an incremental $1 billion market opportunity

- High growth potential for increased decentralized wastewater treatment for residential and commercial markets
- Our sophisticated solutions address current market whitespace
- Standardized systems and innovation leverage technology to enhance service
- Consolidation opportunities will grow over time
- Active Treatment is a growing, complimentary market







Active treatment is a growth opportunity that is complementary to our existing offerings

Manufacturing & Operational Excellence

Ron Brochu
Vice President, Infiltrator Manufacturing

Infiltrator Manufacturing: Key Enablers and Differentiation

Centralized Production

$155M investment into Advanced Molding Facility that will significantly **increase production capacity** by the end of FY23 and help meet growing residential onsite septic demand.

Advanced Manufacturing

Proprietary manufacturing process in combination with advanced manufacturing engineering expertise produces our innovative product.

Automation

Continuous improvement across our full manufacturing process **enables better employee safety and increased efficiency.**

Recycling / Material Science

Vertically integrated recycling operations that blend **over 155 million pounds** of plastic annually.

Centralized Production

- The Winchester, KY campus has ample room for continued expansion
- Advanced Molding Facility is a $155M capital investment that includes the world's largest presses and molds to meet strong demand in residential onsite septic market



Winchester, KY Manufacturing Operations



Building 7
Advanced Molding Facility
7
Storage Lot 7
Finished Goods Storage
L7
Building 5
Tank & ST Molding
5
4
Building 4
Raw Mat'l & Transfer
Building 3
Grind # Bead Production
3
Building 1
Chamber Molding
1
Building 2
Material Processing
2
EZ
EZflow
Winchester Production



Advanced Manufacturing

- Worlds largest injection molding presses
- Worlds largest compression molding machine
- Robust patent portfolio including 190 patents
- Advanced automation moving towards no-touch operations

Case Study – Infiltrator Advanced Molding Manufacturing Efficiency

Manufacturing engineering delivering capacity, cost reductions and high-quality product


CM1

- ***World's largest equipment*** designed by Infiltrator to manufacture compression molded septic tanks
- Revolutionizing molding & automation while competition utilizes rotomolding
- Integrated next generation product designs that improved structural integrity while reducing the material (weight)

Cycle Time Reduction **95%** | **23x** Capacity Expansion

Weight Reduction **17%** | Shipping Cost Reduction **72%**

6x
Improvement in Labor Efficiency

World-class manufacturing and engineering with proven track record to develop innovative products

//ADS

Automation






K22
K22


234

Recycling / Material Science

- Infiltrator blends 155 million pounds of plastic annually
- Infiltrator sorts, cleans, grinds, extrudes, and blends recycled resins using proprietary recipes and processes mastered over 30+ years
- Unique ability to trace material throughout the manufacturing process enables Infiltrator to rapidly resolve any material deviation


Virgin Resin
~83% Recycled Resin

Path Forward: Areas of Focus

1	**Continued Capital Execution**	Add capacity to meet growing demand
2	**Further Automation**	Improve operational efficiency at higher levels of capacity
3	**Material Science**	Widen material streams and activities and continue improving sustainability profile

Wrap-Up

Roy Moore
Executive Vice President, Infiltrator

Infiltrator is committed to performance

Material Conversion Strategy

- Material conversion strategy has led to consistent track record of generating above-market growth
- Continue to convert to our more sustainable product

Driven by Water & Sustainability

- Pure play water company with leadership position in onsite septic industry
- Well positioned to capitalize on $1B active onsite treatment sector

Delivering Consistent Performance

- Growing faster than our market segments
- Ahead of competition by being 1st in providing innovative mindset to the market

Effective Capital Deployment

- Significant capital investments in Advanced Molding Facility, which will add capacity to support organic growth
- Successful acquisition of recycler for vertical integration
- Automation in manufacturing to manage growth, labor, and safety

Break



Case Study: ADS Agriculture Business



Scott Barbour

President and Chief Executive Officer

State of the Business: November 2018


Agriculture Market Sales Trend
-31%
FY15
FY16
FY17
FY18

ADS lacked focus on growing this business

Not investing in growing our capabilities

Localized quality issues, no new products or resources

Defining the Strategy

Agriculture Water Management Experts

Accelerate Growth in Core Markets	Enter Attractive Adjacent Markets	Develop Solutions Package

High quality products and processes

Product standardization and expansion

Business alignment

Thinking Differently: No Touch Trailers


Introducing the all-new
ADS Agriculture Automated Trailer
ADS
US DOT 019945
10292

State of the Business: Today



Agriculture Market Sales Trend
+93%
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22

- Increased execution on quality and delivery
- New product introductions and focused sales strategies driving growth
- Investing $30M in equipment and logistics
- Growing in attractive adjacent geographic markets
- Aligned with progressive farmers and influencers



We keep families farming.

ADS

Sales: Achieving the Full Potential

Scott Barbour

President and Chief Executive Officer



Our Value Proposition Drives Growth of our Conversion and Water Management Solutions

The ADS customer value proposition sets us apart from our competition and makes us the partner of choice.



Products

From water capture to conveyance, storage and treatment our comprehensive suite of products are designed to meet customer needs for the entire lifecycle of a raindrop.

Customer Support

We provide everything from design tools to engineering support and delivery notifications.

Services

More than a product company – we are a solutions provider. We bring our products right to the jobsite and in fewer truckloads.

Comprehensive Portfolio of Products for **Water Management Solutions**

Our leading product position in the storm water and on-site septic wastewater management industries allow us to **drive conversion** and sell the whole package

Capture



Nyloplast



Duraslot

Conveyance



N-12



Single Wall



HP



InsertaTee



Fittings



Triple Wall



PolyFlex

Storage



StormTech



HP



N-12

Treatment



Water Quality



Arc Chambers



Quick4 Chambers



Tanks



EZFlow



Delta

//ADS

Sales, Distribution and Logistics Capabilities to serve the Water Works industry

Our vast sales and engineering force and distribution footprint coupled with our company owned fleet ensures we have the right products, at the right site, at the right time to meet customer needs

Our vast capabilities allow us to serve the customer

300+ Sales and Engineering Professionals

50+ Field Engineers

48 US & Canada Manufacturing Facilities

26 US & Canada Distribution Centers

Company-Owned Fleet

700 Trucks & 1,300 Trailers

ADS also partners with 3,000+ distribution partners, including

FERGUSON
CORE & MAIN
FORTILINE WATERWORKS
WinWholesale
TDG
EJP
H.D. FOWLER COMPANY
LB Water
CORIX Water Products
BRENT
HAYES PIPE SUPPLY, INC.
SiteOne
EWING
ETNA SUPPLY COMPANY
Horizon
LBM Advantage
Virtualrain
Omni
ACE
True Value COMPANY
EQUITY
Do it Best Corp.
ORGILL
LMC
THE HOME DEPOT
LOWE'S
EG EMBASSY GROUP LTD.

//ADS

Sales Strategy

Mike Huebert
Senior Vice President, Sales

ADS Sales Strategies

Strategy	Non-Residential	Residential	Infrastructure
Execute our proven market share model and conversion strategy	✓	✓	✓
Drive further Allied Products growth through attachment programs, segment expansion, new products and acquisitions	✓	✓	
Increase participation in the residential and infrastructure segments through partnerships, obtaining new approvals and investments in sales resources		✓	✓
Grow sales and share in large diameter (30”-60”) storm sewer pipe		✓	✓
Win in key geographies, with a focus on FL, TX and CA	✓	✓	✓

Market Share Model Accelerates Conversion

Proven market share model leverages best-in-class sales force, technical expertise, and distribution & logistics network to deliver above-market growth and position ADS as the supplier of choice

- Works closely with local agencies and State DOT's
- Technical Engineering team leverages research, studies and relationships to develop industry standards and increase regulatory approvals
- Focused on increasing applications and competition

Storm Approvals by State


Most
Many
Some
Few


Approvals
Acceptance
Coverage
Win Rate
ADS

- Build relationships with civil and other private consulting engineering firms
- Project identification and specification of storm water solutions package on plans, early in the process

50+ Field Engineers

40 Engineers & Technicians

- Develop relationships with contractors and distributors
- Improve market awareness and accelerate conversion

300 Sales and Engineering Professionals

3,000+ Distributor Partners

- Selling projects vs. taking orders
- Project tracking to ensure products are specified
- High coverage sales model



Inserta-Tee Configurator | Nylo Configurator | StormTech Design Tool | Installation Cost Calculator | FlexStorm Configurator

Allied Products Growth

ALLIED PRODUCTS

Allied products give ADS the ability to sell the complete water management solutions package

- Makes ADS the preferred partner with distribution and contractors
- Regulatory tailwinds and awareness of large storm events driving large and growing market opportunity for ADS to capitalize on
- Opportunities for innovation & acquisitions

Domestic Allied Product Sales



By Solution
Treatment
Capture
Storage
Conveyance
By End Market
Infrastructure
Agriculture
Residential
Non-Residential

Domestic Allied Product Sales Growth



FY18-FY21 CAGR: 10%
$332
$355
$403
$442
FY18
FY19
FY20
FY21
FY25E
FY22-FY25 CAGR
8% to 12%

Allied Products Category and Product Strategy



Capture

Structures

Structures used to collect and direct storm water and move it to underground conveyance system



Conveyance

Pipes & Fittings

Pipes used to move storm water away from developed sites to be discharged



Storage

Retention & Detention

Managed infiltration and recharging of storm water that mitigates erosion and flooding



Treatment

Water Quality

Products removing trash, debris and pollutants from storm water runoff before it is discharged into the environment

Capture: Growth Through Awareness and Visibility



Capture

Allied Products by Solution


Capture

Nyloplast product line overview

- The Nyloplast solution is an engineered PVC catch basin with superior joint performance that is easily installed compared to precast concrete options
- Core market focus is sizes 12”-36”, for non-residential, out of pavement applications

Growth Strategies

- Leverage strength in the non-residential market and drive growth by increasing **attachment** to pipe projects
- Expand and improve product offering to increase sales in core, out of pavement applications
- Scale awareness and outreach campaigns to drive **increased specifications**
- Drive value proposition with new and improved **design tools**

Storage: Capitalize on Market Leading Position and Segment Participation



Storage

Allied Products by Solution



Storage

StormTech product line overview

- Cost-effective plastic chamber for storage, infiltration and recharge of storm water
- Maximizes land use and value
- Primarily used in non-residential and multi-family residential applications

Growth Strategies

- **Investment in capacity** to meet strong demand
- Driving acceptance and **growth in priority states and active project types in non-residential and residential applications**
- Increasing awareness, adoption and usage of ADS digital **design tools**
- Drive **attachment** by marketing an integrated product suite of ADS storage and water quality solutions
- Improve order management process to enhance **customer delivery experience** and coordination with other products
- Develop or acquire other product solutions to expand participation in areas of the segment not available to us today

Treatment: Growth Through Specifications and Partnerships



Treatment

Allied Products by Solution


Treatment

Water Quality product line overview

- Products that remove trash, debris and pollutants before storm water is introduced into a watershed
- Highly variable product selection by location, state and regulatory environment

Growth Strategies

- Drive **geographic expansion**
- Penetrate the bio-filtration segment
- Drive **attachment** by marketing an integrated product suite of ADS storage and water quality solutions
- Increase adoption of digital **design tools** related to water quality
- Develop innovative solutions to **improve supply chain and delivery**

ADS Non-Residential Market Performance

NON-RESIDENTIAL

Non-Residential End Market Sales



FY18-FY21 CAGR: 7%
FY18-FY21 CAGR
10%
5%
FY18
FY19
FY20
FY21
Pipe
Allied Products

Market Growth: (3%)

Non-Residential Sales by Project Type



Other
Institutional
Warehouse/ Distribution Center
Commercial

- Sales strongest in "horizontal", "low-rise" construction
- Most advanced conversion story
- Highest concentration of Allied Product sales
- Focus on active project types related to warehouse/distribution centers, development related to residential build-out and trends towards "on-shoring" supply chain

Source: ADS, Dodge

E-commerce Growth Provides Tailwinds to Warehouse Construction

NON-RESIDENTIAL

E-commerce Retail Sales* (trillions)



+15%
$598
$861
$933
$1,089
$1,262
$1,449
$1,648
CY19
CY20
CY21
CY22
CY23
CY24
CY25

E-commerce sales are expected to see strong growth and account for 20% to 25% of all retail sales by CY25 (was 6% in CY10, 16% in CY19)

Incremental warehouse space* (sq ft/M)



+8%
90
195
216
234
249
CY21
CY22
CY23
CY24
CY25

According to CBRE, every $1B of incremental e-commerce sales generates 1.25M sq. ft. of warehouse space demand

This would suggest ~5,300 warehouses would need to be built/expanded to handle the forecasted growth in e-commerce sales (over the CY21 to CY25 time period)

Highlights

Typical ADS project sales mix



Other Allied
StormTech
Pipe

In 2019, allocated and added resources to focus on the top developers, engineering firms, project identification and pursuit

Opportunity to drive further Allied Product attachment – large water management needs

Focused on key geographies with high activity – FL, TX, CA, Northeast

Market size estimate of $200M +

ADS

*Source: CBRE, Dodge, Marketer, ADS, market size based on management estimates

The Shift to Suburban Non-Residential Construction Benefits ADS Sales

NON-RESIDENTIAL



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CY18 - CY19
CY21
+10%
Suburban
Rural
Urban

Trend towards more suburban development will benefit horizontal, low-rise construction

Source: Dodge, starts by zip code for retail, warehouse, office and hotel

ADS Residential Market Performance

RESIDENTIAL

Residential End Market Sales[1]


FY18-FY21 CAGR: 22%
FY18-FY21
CAGR
15%
27%
FY18
FY19
FY20
FY21
Pipe
Allied Products

Market Growth: 5%

Residential Sales by Housing Type


Multi-Family
Single Family

- ADS products align with "early" stages of residential projects
- Acquisition of raw land and development of streets for subdivisions are key activities
- Multi-family developments offer and are important solutions (Allied Products) opportunities for ADS
- Market share growth from ~8% in FY18 to ~19% today

[1]Excludes sales to the retail segment
Source: Dodge, Housing type sales mix and market share based on management estimates (FY21)

Residential Homebuilder Programs

RESIDENTIAL

Focusing on building partnerships with the top homebuilders – estimated 30% of market opportunity is with the top 20 homebuilders

In 2019, began allocating key sales and engineering talent to focus on this segment

Driving the ADS value proposition

- Footprint in key geographies
- Delivery and service model
- Product depth and breadth
- Technical support
- National distribution partnerships
- Future investments to support growth and customer demand

National programs with 5 of the top 20 homebuilders

Developing local relationships with 12 other builders

D·R·HORTON America's Builder
LENNAR
PulteGroup
taylor morrison
Meritage Homes Setting the standard for energy-efficient homes
kb HOME
Clayton properties group
CENTURY COMMUNITIES
LGI HOMES
Toll Brothers AMERICA'S LUXURY HOME BUILDER
MDC HOLDINGS INC.
M/I HOMES
Hovnanian Enterprises Inc.
AW ASHTON WOODS.
Building Dreams, Enhancing Lives David Weekley Homes
BEAZER HOMES
tri pointe HOMES
mattamyHOMES
STANLEY MARTIN
HIGHLAND HOMES

ADS

Infrastructure Market Performance

Infrastructure Market Sales


FY18-FY21 CAGR: 2%
FY18-FY21 CAGR
2%
2%
FY18
FY19
FY20
FY21
Pipe
Allied Products
Market Growth: 6%

Highlights

Priority States

FY18 – FY21 $ CAGR

8%

- FL, TX, CA saw growth of 10%
- Saw strong growth in CO, a state with new, recent approvals for the public markets
- Focused on driving acceptance for new approvals obtained

Other States

FY18 – FY21 $ CAGR

(4%)

- More mature states like OH, NY and PA saw modest sales growth or sales declines
- Declines driven by lack of project activity vs. any notable loss of market share
- Infrastructure bill to drive improved project volume and activity

Source: ADS, Dodge

Defining Strategic Priorities for the Infrastructure Market

Accelerate growth in the Infrastructure market

Define customer segments	Identify key geographies	Develop go-to-market plans

Align priorities and opportunity within the Market Share Model

Define approval strategy in prioritized geographies

Establish leadership and management structure

Infrastructure Investment & Jobs Act (IIJA)

$1.2T over 5 years, including $550B in incremental new funding



$1.2 Trillion
New Spending
$550 Billion
Highway & Transit
$284 Billion
$266 Billion
Enhancing core infrastructure
Best ADS Opportunities
Roads & Bridges - $110 Billion
Airports - $25 Billion
Water Infrastructure - $55 Billion
Resiliency - $50 Billion

Key Approval Progress Since FY18







Florida - ~$260M pipe market

New approvals in key metro markets of Orlando, Jacksonville, Tampa, Ft. Lauderdale and Miami

Approvals follow FL DOT specifications

New approvals cover ~60% of the state's population

Texas - ~$390M pipe market

New approvals in key metro markets of Dallas and Houston

New approvals cover ~50% of the state's population

Continue to make progress on program to obtain TX DOT approval

California - ~$250M pipe market

New approvals for key metro markets in Southern California

New approvals cover ~45% of the state's population

Focused on driving acceptance of CalTrans approval with various agencies in the state

Source: Market sizes based on management estimates, population estimates from US Census Bureau

Pipe Product Growth

CONVERSION

Execute the Market Share Model

Capture large diameter opportunity with HP pipe

Win in our Priority States, with an emphasis on FL, TX and CA

Domestic Pipe Sales Mix



FY18-FY21 CAGR: 8%
FY18-FY21 CAGR
$845
$869
$955
$1,059
11%
7%
FY22-FY25 CAGR 5% to 10%
FY18
FY19
FY20
FY21
FY25E
Construction
Agriculture

Domestic Pipe Sales Mix



FY18
Other
Single Wall
HP
N-12
FY21
Other
Single Wall
HP
N-12

Domestic HP Pipe Sales Growth



FY18-FY21 CAGR: 16%
FY18
FY19
FY20
FY21

Large Diameter Pipe Performance

N12 & HP Sales – 30”-60”


FY18-FY21 CAGR: 9%
FY18-FY21 CAGR
11%
6%
FY18
FY19
FY20
FY21
N12
HP

N12 & HP 30”-60” by End Market


N12
HP
Infrastructure
Agriculture
Residential
Non-Residential
Infrastructure
Agriculture
Non-Residential
Residential

HP is our lead pipe product to gain share in the Residential and Infrastructure end markets

Winning in Priority States

PRIORITY STATES



Priority States	Other States
FY18 – FY21 $ CAGR	FY18 – FY21 $ CAGR
12%	7%

Market Context

- Priority states represent ~60% of construction activity in the U.S.
- Represent ~55% of non-residential activity
- ~70% of overall housing starts
- ~60% of streets & highways activity
- Construction activity forecasted to grow at 7% CAGR from CY21 to CY25

Note: ADS construction end market sales only
Source: Dodge

Florida: Contractor and Municipal Acceptance Key to Continued Growth

PRIORITY STATES

FY18 – FY21 $ CAGR
15%



State Context	Florida **is poised for continued rapid growth** given strong DOT approval and rapid gains in acceptance
	Primary **constraints are hold-out contractors and engineers** comfortable with concrete
	Metro market focused team model has experienced success
Major Initiatives	**Improve contractor acceptance** with public concrete pipe loyalists through named account targeting strategy
	Build out **comprehensive metro-specific teams** with full complement of stakeholder coverage
	Win approvals in prioritized holdout municipalities
Key Enablers	Incremental **resourcing** focused on filling gaps in metro market teams and providing support
	Streamline pre- and post-order **support functions**
	Water quality offering suited to FL environment
	Explore other **products for retention/detention**
	Infrastructure focused sales team to capitalize on market opportunity

//ADS

Texas: Gaining Public Approvals and "Winning" in Dallas Key to Unlocking Sales Potential

PRIORITY STATES

FY18 – FY21 $ CAGR
9%



State Context

- Texas is **low maturity**, with weaker approvals and mixed acceptance
- Houston private pipe market has driven historical sales, while **Dallas is underpenetrated, due to approvals and acceptance**
- Very competitive market with concrete pipe

Major Initiatives

- **Win approvals**, targeting suburban towns in key metro markets
- **Drive contractor and engineer acceptance in Dallas** by building deeper relationships
- Continue to make progress on program to obtain **TX DOT approval**

Key Enablers

- Incremental sales resources focused largely on driving **approvals and acceptance with engineers**
- Streamline pre- and post-order **support functions**
- Driving higher **Allied Product attachment,** focusing on the storage and treatment segments

ADS

California: Improving Coverage, Product Solutions and Service to Drive Future Growth

PRIORITY STATES

FY18 – FY21 $ CAGR
7%



State Context	California is **lower maturity due to coverage and acceptance limitations**
	Unique storm pipe applications require fabricated fittings; fabrication presents **service level challenge**
	Water Quality market promising, owned by low impact solutions
Major Initiatives	Add coverage to improve **market and project visibility**
	Resolve **customer service challenges**
	Win approvals in prioritized municipalities (LA, San Diego, San Francisco)
	Capitalize on CalTrans approval by driving acceptance with engineers
	Improve existing **distributor engagement** in S. CA
Key Enablers	Incremental **resourcing** focused on improving coverage and engineer acceptance
	Redefine logistics to **improve service levels**
	Improve **curvilinear design** solution
	Develop **bio-filtration water quality** offering

//ADS

Sales Investor Day Themes

Material Conversion Strategy

- Execute the Market Share Model
- Grow sales and share in large diameter storm sewer pipe (30”-60”)
- “Winning” in our priority states with a focus on FL, TX and CA
- Grow sales and share in the Residential and Infrastructure end markets

Driven by Water & Sustainability

- Drive growth of Allied Products, with a focus on StormTech, Nyloplast and Water Quality
- Drive approvals and specifications to allow for pipe with recycled materials
- Capitalize on opportunities from the Infrastructure Bill

Delivering Consistent Performance

- Achieve growth above the market of 200bps to 300bps annually
- Execute on the levers of our value proposition to maintain competitive differentiation in the industry

Effective Capital Deployment

- Grow sales and share in the construction end markets
- Continue to execute on growth plans in the Agriculture market
- Drive Allied Product attachment through our digital design tools and engineering services support team

Enabling Growth through Operational Excellence

Scott Barbour

President and Chief Executive Officer



ADS Business Model



Raw Material



Conversion



Distribution & Logistics



Trade Delivery



Sales

Operations Strategic Overview

Capacity Expansion

- Execution on approved capital investments
- Raw material growth and productivity strategies
- Workforce planning
- Future capital investments

Automation

- Processes and information
- Stick pipe down stream automation
- Single wall automated coiling
- Septic stack automation
- Sock stuffing automation

Continuous Improvement & Environmental, Health and Safety

- Safety program execution
- Lean Transformation
- Downtime reduction
- Training programs

Order Management

- Production planning and systems
- Customer service
- Order automation

Logistics and Transportation

- Retail strategy
- Asset refresh and growth strategy
- Workforce planning

ADS

Capacity Expansion, Automation and Continuous Improvement

Darin Harvey
Executive Vice President, Supply Chain

Optimizing Manufacturing Network through Continuous Improvement and Investing in Capacity

Pipe Production

Indexed, FY18=100


200
100
0
100
+7% CAGR
133
+8% CAGR
167
FY18
FY22
FY25E

	FY18	FY22	
Pipe Mfg Locations	**45**	**37**	*(18%)*
Square Footage	**1.8M**	**1.6M**	*(9%)*

Continuous Improvement & Lean Transformation

Planning & Scheduling

Optimizing the Network

Capacity Expansion

Automation

//ADS

Investing in Capacity Will Enable Growth

CAPACITY EXPANSION

$150M

approved for

Manufacturing Capacity

New production lines	30%
Additional tooling to debottleneck and support network	30%
Automation	20%
Improving productivity on existing lines	10%
Ancillary equipment to improve production capacity	5%
Debottlenecking raw material operations	5%

ADS

New Production Capacity Investments

CAPACITY EXPANSION

Approved Investments Coming Through FY25



+
Capacity
+++
Capacity
+++++
Capacity
+++++
Ancillary Equipment

~10%
Incremental Capacity from New Production Lines

//ADS

Leveraging International Footprint for Delivery Performance

CAPACITY EXPANSION

Canada

- Maximized footprint to support peak business in Northeast and agriculture markets

Mexico

- Supports Texas and California, as well as opens capacity to support Florida
- Supports Exports business



- Importing 40M lbs. annually from Mexico and Canada
- Improves delivery and reduces backlog
- ADS is the only stormwater manufacturer with international capabilities that can be leveraged during periods of high demand
- Requires a high level of execution
  - Logistics and transportation intensive but alleviates labor issues
  - Leveraged centralized common carrier control tower to obtain favorable rates

//ADS

Investing in our Existing Network of Assets to Increase Productivity and Long-Term Reliability

CAPACITY EXPANSION

Maturing Asset Maintenance and Upgrade Plans to Consistently and Safely Keep Equipment Running

	IMPROVES SAFETY	Retrofits to equipment (safety guarding) Reduces reactive maintenance
	INCREASES RATE AND UPTIME OF EQUIPMENT	Increases output Planning and scheduling benefits from production run consistency
	SIMPLIFIES JOBS AND TRAINING	Standardization of equipment Focus on running machines, not fixing

Recycled Material Growth Strategy to Achieve to 1 Billion Pounds

Right Now | Next Up

Debottleneck Current Operations

- Improve technology to increase flexibility of feedstock
- Increase automation
- Machine upgrades

Acquisitions

- Target regional recycling operations and transition capacity to ADS and Infiltrator

Develop New Supply Partnerships

- Increase raw material streams through strategic partnerships with existing suppliers
- Identify new partnerships and supply streams in North America

Material Science

- Expand the types of recycled materials we can purchase, process, and consume
- Improve blending technologies, capabilities and capacity

Invest in New Organic Capacity

- Potential Greenfield / Brownfield site to add new capacity
- Add new sort/grind and wash capacity

Improved Machine Throughput with Pelletized Recycled Material



RECYCLED MATERIAL



FLAKE MATERIAL



PELLETIZED MATERIAL



PIPE EXTRUSION

Increasing HDPE Recycled Pellet Consumption Improves Output

Progress Through FY22
- Debottlenecking current operations
- Investments in new capacity
- Developing supply partnerships
- Material science


FY18
FY22
FY25 Target
Virgin Pellets
Recycled Flake
Recycled Pellets

FY22 – FY25 CAGR

Recycled Pellets: 16%

Recycled Flake: (100%)

Virgin Pellets: 7%

Goals

- Improve material quality and consistency
- Improve machine throughput
- Eliminate flake consumption
- Centralize distribution of recycled pellets
- Progress towards FY32 Sustainability goals

Investing in Automation Helps Alleviate Labor Challenges and Improves Safety

$30M

approved for

Automation

Areas of Focus

- Downstream automation for stick pipe
- Automated coiling for single wall pipe
- Sock application on pipe
- Septic Stack automation

Benefits

- Improved safety
- Reduces headcount (50% to 75% reduction for specified positions) in high turnover areas
- Improved downtime and productivity

Automating Downstream Processes


← Pipe comes in from corrugator
1
2
3

Automation Points

1. Length Adjustment
2. Trimming
3. Gasket Application

Automated Coiling for Single Wall Pipe

AUTOMATION



Taking Actions to Mitigate Labor Challenges

FOCUS ON SAFETY AND TRAINING	Behavior Engineering out risk
UPGRADING THE WORK ENVIRONMENT	Facilities Equipment
EDUCATION PROGRAMS	Training Partnerships
SIMPLIFYING PROCESSES	Centralized scheduling techniques Real time information
AUTOMATION	Information availability Machine automation

Continuous Improvement Continues to Enable Growth and is Important to Unlocking Capacity

Maximizing our established footprint and asset base

CONTINUOUS IMPROVEMENT

Green Line

OPERATING SYSTEM



Mission Statement

Safely execute and deliver the industry's best customer experience at the highest quality and best cost. Develop the best talent in a **culture** that embraces continuous improvement, learning, empowerment, ownership and accountability.

Guiding Principles



LEAN SYSTEMS
SAFETY
PEOPLE
PROCESS
PERFORMANCE
Safety First
Everyone owns Safety
Promote Transparency & Open Communication
Create a Learning Environment
Honor Collaboration & Teamwork
Commitment to Continuous Improvement
Assure Quality at the Source
Continuously Challenge Ourselves to Achieve More
Own our Performance & be Accountable for the Results
Create Value for the Customer

Lean Transformation is Still in Early Innings

CONTINUOUS IMPROVEMENT



FY18
FY22
Downtime Reduction: Changeovers and Equipment Upgrades
Continuous Improvement Focus Sites
Safety Focus Sites
S&OP Redesign
SKU Rationalization
Centralized Production Planning
Centers of Excellence
-20%
Downtime Rate
-30%
Scrap Rate
+8%
Productivity
-33%
Injury Rate
-75%
Fewer SKUs under Focused Program

Pipe Production Growth from Operations Initiatives



+33%
+3%
+19%
+11%
FY18
Continuous Improvement & Safety Programs
Planning & Scheduling Programs
New Capital
FY22

ADS

Continuous Improvement & Safety programs

Planning programs

Supply Chain and Logistics

Pat Coyle
Vice President, Supply Chain Planning & Logistics

Order Management, Planning, Logistics and Transportation Programs Increase Capacity and Enable Growth

Order Management

- >400K order transactions per year
- 2.5m Order line items created
- 120 Customer service agents
- >500k Customer calls per year

Production Planning

- 1,565 → focus 400 SKUs
- 255 unique tool sets
- Centralized network production plans
- Improved inventory control and visibility
- Better and more visible production reporting

Logistics

- 48 Manufacturing facilities
- 27 Distribution centers
- 3 Retail distribution centers
- 700 Trucks
- 1,250 Trailers
- 500 Drivers

Automating the Order Process to Reduce Complexity and Increase Productivity

ORDER MANAGEMENT

Order Routing Automation	Order Entry Automation	Full Order Automation
COMPLETED	OPTIMIZING	NEXT

- New process utilizes AI and optical character recognition technology to optimize data recognition
- Previous process was highly manual, over 400k orders processed per year
- New process prepares for future workforce composition
- Focuses employees on solving customer issues vs. order input

Order Processing Time


48%

Since program launch

Improving Utilization and Efficiency through Logistics & Transportation Programs

LOGISTICS & TRANSPORTATION


2019
2020
2021
Today
Asset Management & Refresh
Centralized Common Carrier Control Tower
Maintenance Partnerships
Equipment Technology & Accident Mitigation
Retail Strategy
SmartWay Transportation Partner
No Touch Automation
Payload Improvement
Improvement to Asset Utilization

Operating More Sustainably Improves Efficiency and Utilization

LOGISTICS & TRANSPORTATION

Fleet Assets vs. Fleet Pounds Shipped


120
110
100
90
80
FY19
FY20
FY21
Trucks
Pounds Shipped

Indexed to fiscal year 2019

Demonstrated Benefits

Payload Efficiency ↑ 9%

Pounds per Driver ↑ 11%

Retail Distribution Model Unlocks ADS Fleet Capacity and Improves Customer Service



- Utilizing third-party retail distribution enables growth and simplifies ADS freight model
- Improves customer experience by better aligning service to customer needs
- Improves asset utilization for ADS fleet, better payload and improves yard efficiency
- **Enabled reallocation of 100 drivers to trade deliveries**

Demonstrated Benefits

Benefit	Change
Delivery Performance	↑ 23%
Payload Efficiency	↑ 8%
Loading Errors	↓ 56%

ADS

Asset Refresh and Growth Strategy

LOGISTICS & TRANSPORTATION


Tractors
700
790
90
180
FY22
FY25
Baseline
Refresh
Growth


Trade Trailers
540
690
150
75
FY22
FY25
Baseline
Refresh
Growth


Agriculture Trailers
240
330
90
90
FY22
FY25
Baseline
Refresh
Growth

- Implementing managed maintenance program with world class provider to increase asset uptime, improve safety and reduce cost
- New equipment comes with state-of-the-art telematics
- Rolling out new, no-touch agriculture trailers that are designed to unload maxi-coils
- New trailer design improves the loading and unloading process
- Implementing state-of-the-art in cab technology to improve safety attract new drivers
- Goal is to maintain average age of 6 years (tractors) and 15 years (trailers)

ADS

Workforce Planning

DRIVER DAILY MANAGEMENT	Advanced analytical tools to maximize driver utilization Move drivers to support demand fluctuations throughout the network Utilize flexible fleet to service high demand
DRIVING RECRUITMENT	Partnership with 3rd parties to manage the network recruitment Utilizing national temp to hire relationships to bring in more drivers Partnerships with Veteran and Military programs for civilian work placement
EDUCATION PROGRAMS	CDL Tuition and sponsorship programs Dock to driver programs
IN CAB TECHNOLOGY	Automatic transmissions State of the art safety and driving technology Support digital customer experience
COMPETITIVE WAGES	Competitive rates with excellence benefits Sign on and referral bonuses

Wrap Up

Darin Harvey
Executive Vice President, Supply Chain

Operations Alignment with Key Themes

Material Conversion Strategy

- Investing in capacity, automation and continuous improvement initiatives to support growth
- Aligning capital investments to support key growth areas
- Automating order process to support growth

Driven by Water & Sustainability

- Increasing recycled material capabilities
- GHG emissions strategy
- Pathway to closed-loop water recycling at all manufacturing locations

Delivering Consistent Performance

- Standardizing processes across all facets of operations
- Actions introduced and upcoming to mitigate labor challenges
- Importing product from International to support domestic capacity
- Investing in existing network of assets to ensure reliability

Effective Capital Deployment

- Built internal team and capabilities to enable execution on capital investments
- Automating out labor challenges
- Investing in high return projects
- Focused projects on “needle movers” first

Financial Overview

Scott Cottrill

Executive Vice President and Chief Financial Officer



Delivering Consistent Performance

Delivering Consistent Performance

- Revenue and Adj. EBITDA CAGR of 14.2% and 39.2%, respectively, from FY18 to FY21
- Exceeded 3-year targets for organic sales growth, Adj. EBITDA margin and FCF conversion set at our last investor day in 2018

Executed on 2018 Investor Day Commitments

Sales Growth

Target
+4 to +6% CAGR

CAGR 14.2%


$1,330
$1,983
FY18
FY21

ADS Legacy CAGR 7.7%

Adjusted EBITDA* Margin

Target
18% to 19%

+1280 basis points


15.8%
28.6%
FY18
FY21

ADS Legacy 24.3%

Free Cash Flow* Conversion

Target
>50% of Adj. EBITDA


45%
66%
FY18
FY21

*See appendix for definitions and reconciliations of Non-GAAP items.

Delivering Superior Performance

ADS Performance vs. Select Groups – FY18 to FY21



Sales Growth
3 Year CAGR
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.2%
16.0%
3.6%
10.8%
ADS
Conversion Peers
Water Peers
Building Products Peers



Adjusted EBITDA* Growth
3 Year CAGR
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
39.2%
18.6%
3.5%
18.4%
ADS
Conversion Peers
Water Peers
Building Products Peers



Adjusted EBITDA Margin
FY21
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
28.6%
26.2%
17.7%
20.0%
ADS
Conversion Peers
Water Peers
Building Products Peers

//ADS

Peers: Water – MWA, WTS, XYL, AQUA; Conversion – AZEK, JHX, SWIM, TREX, HAYW; Building Products – AWI, CNR, GFF, JELD, DOOR, SSD
*See appendix for definitions and reconciliations of Non-GAAP items.

Investment Thesis


Total Shareholder Return vs. Select Groups
Return from March 31, 2017 to February 28, 2022
500%
400%
300%
200%
100%
0%
476%
ADS
136%
Conversion Peers
97%
Water Peers
45%
Building Products Peers

Source: FactSet market data as of 3/1/22. Total Shareholder Return includes share price appreciation plus dividends.
Peers: Water – MWA, WTS, XYL, AQUA; Conversion – AZEK, JHX, SWIM, TREX, HAYW; Building Products – AWI, CNR, GFF, JELD, DOOR, SSD

FY22 – FY25 Financial Outlook

Targets

Sales Growth

+10% CAGR

- Strength and diversity of our end-markets
- Above market volume growth (material conversion)
- Growth capex
- New product introduction and innovation

Margin Expansion

+400 to +500 basis points expansion (28% to 29%)

- Adjusted EBITDA +~15%
- Pricing above inflationary cost pressure
- Volume, mix and leverage
- Use of recycled materials
- Continuous improvement, lean transformation, productivity initiatives and automation

Free Cash Flow Generation

45% to 50% conversion of Adj. EBITDA

- Capital expenditures to remain at elevated levels – focus on growth and productivity initiatives
- Increased profitability and margin performance
- Working capital ~20% of sales

Disciplined and Balanced Approach to Capital Allocation Driving Enhanced Returns

Capital Deployment

FY19 to FYTD22 Q3


Dividends
$180
Capex
$291
Share Repurchases
$292
M&A
$1,139

Return on Invested Capital*


14.5%
13.7%
17.5%
FY19
FY20
FY21

$ in millions.

*See appendix for definitions and reconciliations of Non-GAAP items.

$2.4B to $3.4B of Allocable Capital FY23 – FY25

FY23 – FY25 Capital Allocation


Leverage Capacity
Operating Cash Flow
Sources
Allocable Capital
M&A and Share Repurchases
Dividends
Capital Leases
Capex
$2.4B-$3.4B
Uses

* 2x to 3x Leverage Targets

Deployment Priorities

1. **Capital Expenditures**
   - Investing in strategic growth, productivity, and automation initiatives
   - Growth / Capacity Expansion
   - Recycling and Material Science Capabilities
   - Safety Initiatives
2. **Strategic Acquisitions**
   - ROIC > WACC
   - Significant synergy opportunities
3. **Share Buybacks**
   - Opportunistic
   - Ladder/threshold disciplined execution
   - $292M buyback completed in early FY22
   - $1B buyback plan announced in FY22
4. **Dividend Growth**
   - Use current and forecasted financial performance to dictate future increases

//ADS

Balanced and Disciplined Capital Allocation Strategy

FY23 – FY25 Allocable Capital



Allocable Capital
M&A and Share Repurchases
$2.4B to $3.4B
Dividends
Capital Leases
Capex

Deployment Priorities

* 2x to 3x Leverage Targets

CAPITAL EXPENDITURES

- $400M to $500M spend planned for the next 3 years

SHARE REPURCHASES

- $292M program executed in FY22
- $1B program announced in February 2022

ALLOCABLE CAPITAL

- Significant allocable capital remains and provides management with significant flexibility to optimize shareholder value

//ADS

Capital Expenditures: Prioritizing Capacity Expansion and Growth

FY2019-2021


$30M
$190M
$160M

FY2023-2025


$50-$100M
$400M - $500M
$350-
$400M

Growth & Productivity

- Equipment modernization / upgrades
- Adding incremental capacity (new production lines, molds, etc.)
- Automation / Safety
- Investment in recycling capacity and capabilities

Growth / Productivity / Automation

IT / Other

ADS

Focused Acquisition Strategy

Dedicated Resources	→	Widening Aperture	→	Disciplined Process

Dedicated Resources

Increased Corporate Development function capabilities over the last 2 years

Grown internal capabilities and resources

- Proactive approach to M&A and target identification
- Effective and cost-efficient mix of internal and external resources to manage integration and synergy capture
- Nimble when opportunities develop
- Portfolio of knowledge and perspective on likely targets

Widening Aperture

Continue to maintain a robust M&A Funnel

- Multiple sources of 'Target' identification beyond Corporate Development team (Sales & Marketing, Supply Chain, Advisors, etc.)

Primary emphasis on Capture, Convey, Store and Treat components of ADS' core stormwater business

- North American focus
- Geographic expansion considered if attractive opportunities arise
- Will explore opportunities to expand on themes of water, sustainability and conversion

Disciplined Process

Well-defined measures of attractiveness and relatedness guide disciplined pursuit of M&A

- Quantitative and qualitative metrics for prioritization of deal flow
- Strong ability to extract significant synergies
- Target ROIC > WACC by year 3

Financial Outlook

Sales Growth

+10% CAGR

- Strength and diversity of our end-markets
- Above market volume growth (material conversion)
- Growth capex
- New product introduction and innovation

Margin Expansion

+400 to +500 basis points expansion (28% to 29%)

- Pricing above inflationary cost pressures
- Volume, mix and leverage
- Use of recycled materials
- Continuous improvement, lean transformation, productivity initiatives and automation

Free Cash Flow Generation

45% to 50% of Adj. EBITDA

- Capital expenditures to remain at elevated levels – focus on growth and productivity initiatives
- Increased profitability and margin performance
- Working capital ~20% of sales

Allocable Capital for Deployment

$2.4B to $3.4B

- Strong balance sheet and FCF generation results in significant capacity for M&A and/or share repurchases over the 3-year period
- Balanced approach to capital allocation drives enhanced shareholder returns

Closing Remarks

Scott Barbour

President and Chief Executive Officer



Long Runway Ahead

A Unique Investment Opportunity with Multiple Value Creation Levers

Effective Capital Deployment

Delivering Consistent Performance

Driven by Water & Sustainability

Material Conversion Strategy

Question and Answer Session



Thank you for participating.

ADS Investor Day 2022



Appendix

Case Studies
Reconciliations



Amazon Projects

Nationwide | 2020 – present (ongoing)

Amazon distribution centers, warehouses and call centers continue to choose ADS products as they develop their sites.

ADS' pipes lightweight construction, strength and durability made it an obvious choice for Amazon's projects, providing consistent dependable value.

Products quoted

- 264K ft. HP Storm Pipe
- 569K ft. N-12® Pipe
- 11,500 StormTech® chambers
- 8700+ fittings
- Geotextiles
- Nyloplast®
- Inserta Tee®
- Water Quality

We currently have 164 active projects that have been won or are in the final bidding stage across 33 states.




WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
AK
HI

Walmart Fulfillment Center

Greencastle, PA: 2021

This new warehouse facility in Greencastle, PA required a very large amount of underground storage beneath the proposed loading and parking areas. This project had 5 retention beds that included over 91,000 ft. of AASHTO pipe, as well fittings, gaskets, Nyloplast drains/grates and Flexstorm.

Products quoted:

- 91,000 ft. of AASHTO N-12® pipe
- Fittings
- Nyloplast drains/grates
- Flexstorm

Key Takeaways

- ADS' production capabilities, nested deliveries and multiple servicing plants kept the project on time.
- ADS' technical oversight provided support to the contractor during installation.
- ADS' ability do on-site maintenance saved the contractor time and money.





Edwards Aquifer

Georgetown, TX: 2018

When developing the 1.6-acre Wolf Ranch site of the Natural Grocers store in Georgetown, TX, the main goal was to protect the Edwards Aquifer as much as possible while also providing the maximum control for storm water runoff.

ADS combined several products to design a solution that exceeded the strict local guidelines. Water is conveyed through N-12 pipe, moves through an isolator row to remove coarse sediments and other contaminants, and then into a StormTech detention system. Finally, it runs through BayFilter water quality units to filter and remove fine sediments before being released back into the San Gabriel River. StormTech and BayFilter were chosen for this project because they were cost effective and had all the approvals needed by the state.

The new system created more parking spaces, provided storage for nearly 17,000 gallons of water, and removed 87% of total suspended solids.





Francisco Street Reservoir

San Francisco, CA : 2021-2022

When the Francisco Street Reservoir site was being redeveloped, keeping it as a natural resource that harvested rainwater was a top priority. The 4.5-acre Francisco Park features a picnic area, dog run, community garden, reservoir interpretive area, children's playground and restrooms. Underneath the large central open area is a stormwater capture and reuse system comprised of HP Storm, N-12 Pipe, Nyloplast and StormTech that will perpetually provide water for the park's irrigation and toilets.

Key takeaways

- The system has 72 StormTech MC-3500 chambers and 300 StormTech MC-4500 which efficiently provide 2,000 cubic meters of water storage in a relatively small footprint.
- The non-potable water captured and reused meets public health regulations and saves the city 5.7M liters of potable water each year.




Site after Installation

Non-GAAP Definitions

- **Adjusted EBITDA:** We calculate EBITDA as net income before interest, income taxes and depreciation and amortization. We calculate adjusted EBITDA as net income before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
- **Adjusted EBITDA Margin:** We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by net sales.
- **Free Cash Flow:** Free cash flow is a non-GAAP financial measure that comprises cash flow from operations less capital expenditures.
- **Free Cash Flow Conversion:** Free cash flow divided by Adjusted EBITDA.
- **Return on Invested Capital:** Net operating profit after tax divided by Invested Capital.
- **Adjusted EBIT:** Adjusted EBITDA less depreciation and amortization.
- **Net Operating Profit After Tax:** Adjusted EBIT less tax expense at the period's Effective Tax Rate.
- **Invested Capital:** The average net debt, Mezzanine Equity and Equity at the beginning and ending of the period.
- **Net Debt:** Long-term debt (including any current portion) and finance lease obligations (including any current portion), net of cash.

Adjusted EBITDA Reconciliation

(Amounts in millions)	Fiscal Year Ended March 31, 2018		2019		2020		2021	
Net income (loss)	**$**	**65**	**$**	**81**	**$**	**(192)**	**$**	**226**
Depreciation and amortization		75		72		125		146
Interest expense		15		19		83		36
Income tax expense		11		30		14		86
EBITDA		166		202		30		494
Loss on disposal of assets and costs from exit and disposal activities		15		4		5		4
ESOP and stock-based compensation expense		19		22		32		65
ESOP special dividend compensation		-		-		247		-
Transaction costs		1		1		23		1
Inventory step up related to the Acquisition of Infiltrator		-		-		8		-
Strategic growth and operational improvement initiatives		-		3		7		3
COVID-19 related expenses		-		-		5		1
Other adjustments		9		0		5		(2)
Adjusted EBITDA	**$**	**210**	**$**	**232**	**$**	**362**	**$**	**567**
Adjusted EBITDA Margin		15.8%		16.8%		21.6%		28.6%

Free Cash Flow & ROIC Reconciliations

(Amounts in millions)	2018	2019	2020	2021
Cash flow from operating activities	$ 137	$ 152	$ 306	$ 452
Capital expenditures	(42)	(43)	(68)	(79)
Free cash flow	$ 95	$ 108	$ 239	$ 373
Free Cash Flow Conversion	45.4%	46.7%	65.9%	65.9%

Fiscal Year Ended March 31,

(Amounts in millions)	2017	2018	2019	2020	2021
Numerator:					
Adjusted EBITDA		$ 210	$ 232	$ 362	$ 567
Depreciation and amortization		75	72	125	146
Adjusted EBIT		135	160	237	421
Effective Tax Rate (a)		15%	27%	25%	28%
Income tax expense at Effective Tax Rate		20	43	59	117
Net Operating Profit After Tax		$ 115	$ 117	$ 178	$ 305
Denominator:					
Long-Term Debt Obligations	350	301	237	1,100	791
Mezzanine Equity and Stockholders' Equity	350	434	501	785	1,063
Finance Lease Obligations	80	82	85	65	52
- Cash	(6)	(18)	(9)	(174)	(195)
Invested Capital	774	799	814	1,776	1,711
ROIC		**14.6%**	**14.5%**	**13.7%**	**17.5%**

//ADS

(a) Effective tax rate in FY2020 excludes the effect of the ESOP special dividend (approximately 33%).